EXHIBIT 99.2

Consent of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Prospect Medical Holdings, Inc.

Los Angeles, California

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-137496) and Form S-8 (333-156558, No. 333-128700 and 333-153037) of Prospect Medical Holdings, Inc. of our report dated December 24, 2008, except Note 1 as to which the date is July 3, 2009, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K for the year ended September 30, 2008.  Our report contains an explanatory paragraph regarding the Company’s ability to continue as a going concern.

/s/BDO SEIDMAN LLP

Costa Mesa, California
July 3, 2009